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Scudder Latin America Fund

Class AARP and Class S Shares

Annual Report

October 31, 2001

"A focus on what we see to be the region's strongest companies has helped the fund withstand a challenging period."

Contents

3 Letter from the Fund's President

5 Performance Summary

7 Portfolio Management Review

14 Portfolio Summary

16 Investment Portfolio

19 Financial Statements

23 Financial Highlights

25 Notes to Financial Statements

33 Report of Independent Accountants

34 Tax Information

35 Officers and Directors

36 Investment Products and Services

38 Account Management Resources

Scudder Latin America Fund	Ticker Symbol	Fund Number
Class AARP	SLAMX	174
Class S	SLAFX	074

Zurich Scudder Investments, Inc., is a leading global investment management firm, managing more than $325 billion in assets for individuals, corporate clients, retirement and pension plans, and insurance companies.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Letter from the Fund's President

[Photograph of Lin Coughlin]
Dear Shareholder,

The past two years have been extremely challenging for investors in stocks and stock mutual funds. Across the globe, economic growth has slowed, corporate earnings have weakened, and stock indices have produced poor performance. Although the global markets rallied during late September and October, it is likely that high levels of volatility will remain with us for some time.

Under such circumstances, you may find that your natural response is to decide to sell your stock funds and retreat to cash, but our experience has taught us to focus on long-term goals even during times of daily turbulence. It is important to remember that the global stock markets have endured periods of high volatility in the past en route to producing strong long-term returns. And because financial markets are forward looking, stock prices may begin to reflect an improved economic outlook well before any recovery takes hold - another important point for investors to keep in mind as they evaluate whether to sell their equity holdings.

At Zurich Scudder Investments, we are ready to serve you. If you feel compelled to make changes in your investment program, please guard against overreaction to help maintain the best strategy and to achieve your long-term goals. If you have any questions, please call us toll-free or visit us on the Web.

Thank you for your continued investment in Scudder Latin America Fund.

Sincerely,

/s/ Lin C. Coughlin

Linda C. Coughlin
President
Scudder Latin America Fund

	AARP Investment Program	Scudder Class S
Web site:	aarp.scudder.com	myScudder.com
Toll-free:	1-800-253-2277	1-800-SCUDDER

Performance Summary October 31, 2001

Average Annual Total Returns*
	1-Year	3-Year	5-Year	Life of Class**
Scudder Latin America Fund - Class S	-17.08%	1.65%	.64%	7.31%
IFC Latin America Investable Total Return Index+	-21.73%	4.27%	-.62%	3.32%

	1-Year	Life of Class***
Scudder Latin America Fund - Class AARP	-17.08%	-18.46%
IFC Latin America Investable Total Return Index+	-21.73%	-25.14%

Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

*** Class AARP commenced operations on October 2, 2000. Index comparisons begin September 30, 2000.
Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 10/31/01	$ 17.40	$ 17.39
10/31/00	$ 22.75	$ 22.74
Distribution Information: Twelve Months: Income Dividends	$ .18	$ .18
Capital Gains Distributions	$ 1.49	$ 1.49

Class S Lipper Rankings* - International Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	2	of	35	6
3-Year	21	of	28	73
5-Year	8	of	22	35

Rankings are historical and do not guarantee future results.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment
-- Scudder Latin America Fund - Class S -- IFC Latin America Investable Total Return Index+

Yearly periods ended October 31

Comparative Results*
Scudder Latin America Fund		1-Year	3-Year	5-Year	Life of Class**
Class S	Growth of $10,000	$8,292	$10,504	$10,327	$18,725
	Average annual total return	-17.08%	1.65%	.64%	7.31%
IFC Latin America Investable Total Return Index+	Growth of $10,000	$7,827	$11,335	$9,692	$13,346
	Average annual total return	-21.73%	4.27%	-.62%	3.32%

The growth of $10,000 is cumulative.

* Returns and rankings for the Life of Class period shown reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower. Rankings are for Class S; rankings for share classes may vary.
** The Fund commenced operations on December 8, 1992. Index comparisons begin December 31, 1992.
+ The IFC Latin America Investable Total Return Index is prepared by International Finance Corporation. It is an unmanaged, market-capitalization-weighted representation of stock performance in seven Latin American markets, and measures the returns of stocks that are legally and practically available to investors. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Investors in international funds should be comfortable with the risks associated with foreign investing including currency exchange fluctuation and political and economic instability.

Please call (800) 728-3337 for the fund's most up-to-date performance.

Portfolio Management Review

Scudder Latin America Fund: A Team Approach to Investing

[Portfolio Manager(s) Photograph(s)]

Scudder Latin America Fund is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Portfolio Manager Paul H. Rogers joined the fund team in 1996 and is primarily responsible for the fund's resesarch and investment strategy. Mr. Rogers joined the Advisor in 1994 and has over 16 years of investment industry experience.

Portfolio Manager Tara C. Kenney assists with the fund's research and investment strategy. Ms. Kenney joined the Advisor in 1995 and the fund team in 1996 and has over 15 years of investment industry experience.

In the following interview, Portfolio Managers Paul Rogers and Tara Kenney discuss Scudder Latin America Fund's strategy and the market environment during the twelve-month period ended October 31, 2001.

Q: How would you characterize the investment backdrop in Latin America during the past year?

A: Stock markets in Latin America have been affected by a confluence of factors, among them a slowing global economy, falling oil prices, difficulties in Argentina, and, most recently, the September 11 terrorist attacks on the United States. In addition to weakening the economies of Latin America, these events have lowered investors' risk tolerance and increased the attractiveness of more stable securities. Since stocks in Latin America tend to be more volatile than those in the developed markets, they have been less attractive to risk-sensitive investors. This has also negatively impacted market performance in the region.

Latin America has been hurt by weaker global growth during 2001. Exports and foreign direct investment,1 key engines of the region's economy, have slowed. This means that the amount of money leaving the region has outweighed the amount of money flowing in, which has been a negative for Latin currencies. Economic weakness around the world has also led to reduced demand for commodities, hurting prices for key exports such as oil, metals, and agricultural products. These difficulties were further exacerbated by the events of September 11, as slower growth in the United States will likely postpone the global recovery that will be necessary to foster economic growth in Latin America.

Q: How did the fund perform in this environment?

A: The Class S shares of the fund lost ground during the 12-month period ended October 31, 2001, falling 17.08 percent. Although the fund finished the year in negative territory, we are pleased to note that it outperformed its unmanaged benchmark (the IFC Latin America Investable Total Return Index), which returned -21.73 percent. The fund's 5-year average annualized total return is also ahead of the benchmark, at 0.64 percent versus -0.62 percent. In addition, the fund's one-year return outpaced the -23.65 percent average return for the 35 funds in Lipper's Latin America Funds category, placing the fund second in its class for the time period.*

* Class S shares ranked 2, 21 and 8 for the 1-, 3- and 5- year periods as of October 31, 2001. There were 35, 28 and 22 funds, respectively, in Lipper's Latin America fund category. Performance includes reinvestment of dividends and capital gains and is no guarantee of future results. Source: Lipper, Inc. as of October 31, 2001.

Q: What factors led to the fund's strong relative performance?

A: Since the inception of the fund in 1992, our philosophy has been to focus on companies that offer strong cash flows, low debt levels, solid balance sheets, and capable management teams. Companies with these characteristics tend to hold up better at times when the investment backdrop is challenging, which has helped the fund ride out other difficult periods during the past decade. We believe our focus on what we see to be the region's strongest companies - and our corresponding avoidance of companies with weaker fundamentals - has been the primary reason for the fund's outperformance of its benchmark over both the short and the long term.

Q: Argentina has encountered significant trouble recently. What has happened, and how is the fund positioned there?

A: Argentina does not represent a major position in the fund (one percent of net assets), but events in the country have been one of the most important factors weighing on all of the region's markets in recent months. Four years of recession have led to a shortfall in tax revenues, leaving Argentina without enough money to make its substantial debt payments. A planned debt restructuring (where high-interest debt is exchanged for lower-interest debt with longer maturities) is being viewed by the markets as a de facto default, and fears abound that the country will also be forced to devalue its currency.2 This problem, which has dragged out for many months and has not been met by an effective policy response by Argentina's government, has depressed market sentiment in the entire region.

The fund was underweight3 in Argentina (as of October 31, 2001), which has helped performance. Additionally, the companies the fund holds in Argentina tend to be those that we believe possess the strongest fundamentals - such as Perez Companc SA (investor in an oil exploration and production company). Such companies have therefore tended to outperform the broader Argentine market.

On December 14, 2001, the fund acquired all the assets and assumed all the liabilities of The Argentina Fund, Inc. The Argentina Fund reduced significantly its holdings of Argentine equity securities in anticipation of this acquisition and the unsettled nature of the market for Argentine securities. Immediately after the acquisition, the fund had less than 2 percent of its net assets invested in Argentine securities.

Q: How have the problems in Argentina affected Brazil?

A: Brazil's stock market lost significant ground in the third quarter, as the continued deterioration in the outlook for Argentina raised concerns over Brazil's high levels of debt. Concerns that Argentina will be forced to default on its debt or devalue its currency have frightened investors and contributed to increasing pressure on the real. Estimates for 2002 growth in Brazil have fallen from 3.5 to 4 percent prior to the attack to roughly 2 percent currently, a shift that will likely hamper the country's ability to reduce its substantial government debt. Brazil's market has also been pressured by the threat of inflation, which has forced Brazil's central bank to maintain high interest rates at a time when other central banks are cutting rates aggressively. In addition, the combination of President Cardoso's declining popularity and the proximity of next autumn's elections is making it increasingly difficult for the government to pass substantive reforms.

Despite these issues, we have nevertheless found opportunities in many individual companies in Brazil (37 percent of net assets) that we believe can weather the current challenges. The fund has benefited from an overweight position in Brazilian exporters that generate a substantial portion of their revenues in dollars, which in our view makes them a safer proposition than companies that earn revenues in reales. In this area, holdings include Votorantim Celulose e Papel SA (pulp and paper) and Aracruz Celulose SA (pulp). The fund is underweight in electric utilities, which have been hurt by the country's power crisis, as well as cellular companies, which have declined along with the entire global technology/ telecommunications sector. The fund also avoided Embratel, which has performed poorly after switching its focus from long distance telephony to data just as the growth of the Internet began to slow.

Q: The fund's largest country weighting is in Mexico. What factors have affected the Mexican economy, and how is the fund positioned there?

A: Mexico's economy has been hurt by the slowdown in the United States, due to the growing ties between the economies of the two nations. The northern part of the country has been particularly vulnerable due to the heavy presence of U.S. factories in the region. However, we remain encouraged by the strength of the country's fiscal situation and the low debt levels of the majority of its corporations. Mexico has done an excellent job adapting to the global economic framework, and we believe this will pay off over time.

In Mexico (51 percent of assets), our bottom-up approach has led us to build a large position in companies whose earnings stand to benefit from the strengthening of the country's economy. We continue to focus on consumer-oriented companies that should gain benefits from the improved economic position of many of Mexico's citizens. For instance, Wal-Mex (Wal-Mart de Mexico SA de CV; Wal-Mart's Mexican arm), Femsa (Fomento Economico Mexicano SA de CV; beverages), and Telmex (Telefonos de Mexico SA de CV; telecommunications) are fund holdings that offer attractive growth stories and have performed well amid the difficulties of the past year. Although Mexican consumer stocks have performed well in 2001, we believe that they are not particularly expensive in relation to their historical levels. We therefore intend to maintain the fund's position in Mexican consumer stocks until we see a fundamental change to our investment thesis.

Q: What is your outlook for stock markets in Latin America?

A: Despite the current difficulties, it is important to note that the region has made significant progress in the past three to five years, and that its companies - in general - are better positioned to withstand a crisis than they were in the mid to late 1990s. Despite these improvements, stock valuations have fallen to the crisis levels of 1995 and 1998. In the past, markets have rebounded strongly from these levels. Before these values can be recognized, however, it is likely that we will need to see a clear-cut resolution to the problems in Argentina and the beginnings of an economic recovery worldwide. Nevertheless, we believe that investors who can withstand the current difficulties will benefit from higher stock prices over time as the financial markets begin to recognize the positive changes that have taken place in the region.

1 Foreign direct investment is investment in a country's businesses by foreign citizens. It usually involves majority stock ownership of the enterprise.

2 A currency devaluation is a significant decline in a currency's value relative to other currencies, such as the U.S. dollar, typically resulting from the cessation of a country's central bank intervention in the currency markets.

3 Over or underweight refers to the percentage of assets within a portfolio relative to the percentage in the portfolio's benchmark index or investment universe.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Portfolio Summary October 31, 2001

Geographical (Excludes Cash Equivalents)	10/31/01	10/31/00

Mexico	53%	50%
Brazil	39%	41%
Chile	4%	3%
Panama	2%	2%
Argentina	1%	3%
Peru	1%	-
Other	-	1%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	10/31/01	10/31/00

Consumer Staples	24%	27%
Communications	22%	24%
Financial	15%	11%
Energy	12%	13%
Construction	9%	7%
Manufacturing	6%	5%
Consumer Discretionary	6%	5%
Metals & Minerals	3%	3%
Media	2%	3%
Other	1%	2%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2001*(55.7% of Portfolio)
1. Telefonos de Mexico SA de CV Provider of telecommunication services	Mexico	10.8%
2. Petroleo Brasileiro SA Producer and distributor of petroleum	Brazil	10.2%
3. Wal-Mart de Mexico SA de CV Operator of discount stores	Mexico	5.5%
4. Banco Itau SA Provider of commercial banking services	Brazil	5.2%
5. Fomento Economico Mexicano SA de CV Producer of beer, soft drinks and mineral water	Mexico	4.6%
6. Grupo Continental SA Producer and distributor of soft drinks, sugar and mineral water	Mexico	4.0%
7. Cemex SA de CV Producer of concrete and cement	Mexico	3.9%
8. Companhia de Bebidas das Americas Producer of beer, soft drinks, teas, bottled water, fruit juices and sports drinks	Brazil	3.9%
9. Panamerican Beverages, Inc. Provider of soft drinks	Mexico	3.8%
10. Kimberly-Clark de Mexico SA de CV Manufacturer of consumer paper products and newsprint	Mexico	3.8%

* Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of October 31, 2001

	Shares	Value ($)
Common Stocks 96.3%
Argentina 1.3%
BI SA "A" (New) (Provider of financial services) (b)	2,423,569	1,211,785
BI SA Certificates* (b) (c)	461,145	230,573
Perez Companc SA "B" (ADR) (Operator of an investment company)	230,045	2,438,473
		3,880,831
Brazil 37.2%
Aracruz Celulose SA "B" (ADR) (Preferred) (Producer of eucalyptus kraft pulp)	438,800	7,679,000
Banco Bradesco SA (ADR) (Preferred) (Provider of commercial banking services)	1,850,000	7,053,125
Banco Itau SA (Preferred) (Provider of commercial banking services)	237,153,400	15,212,945
Brasil Telecom Participacoes SA (ADR) (Preferred) (Provider of telecommunication services)	155,200	4,345,600
Brasil Telecom SA (Preferred) (Provider of telecommunication services)	1,136,330,045	4,390,608
Campanhia de Bedidas das Americas (Preferred) (Producer of beer, soft drinks, teas, bottled water, fruit juices and sports drinks)	70,244,000	11,547,499
Companhia Vale do Rio Doce (ADR) (Preferred) (Operator of diverse mining and industrial complex)	465,000	9,735,938
Empresa Brasiliera de Aeronautica SA (ADR) (Manufacturer of aircraft)	112,894	1,937,261
Petrobras Distribuidora SA (Preferred) (Distributor of petroleum and natural gas)	388,200,000	4,207,981
Petroleo Brasileiro SA (Preferred) (Producer and distributor of petroleum)	1,540,000	29,895,642
Tele Norte Leste Participacoes SA (ADR) (Preferred) (Provider of local telecommunication services)	928,800	9,436,608
Votorantim Celulose e Papel SA (ADR) (Producer and exporter of printing, writing and other specialty papers)	284,900	4,131,050
		109,573,257
Chile 4.0%
Companhia Cervecerias Unidas SA (ADR) (Bottler and distributor of beer, soft drinks and mineral water)	437,900	6,927,578
Embotelladora Andina SA "B" (ADR) (Bottler and distributor of carbonated beverages and water)	200,000	1,456,000
Empresa Nacional de Telecomunicaciones SA (Provider of telecommunication services)	543,007	3,385,947
		11,769,525
Mexico 50.8%
America Movil SA de CV "L" (ADR) (Provider of wireless communications services)	704,200	10,562,998
Apasco SA de CV (Manufacturer of cement)	1,124,400	4,854,660
Cemex SA de CV (ADR) (Producer of concrete and cement)	503,585	11,582,465
Coca-Cola FEMSA SA de CV "L" (ADR) (Bottler and distributor of soft drinks)	305,700	6,141,513
Fomento Economico Mexicano SA de CV (ADR) (Producer of beer, soft drinks and mineral water)	435,000	13,485,000
Grupo Continental SA (Producer and distributor of soft drinks, sugar and mineral water)	9,187,450	11,691,946
Grupo Embotelladora Unidas SA de CV "B" (Producer and marketer of soft drinks) (b)	1,769,134	2,310,597
Grupo Financiero BBVA Bancomer SA de CV* (Provider of banking and financial services)	9,767,600	7,401,215
Grupo Financiero Inbursa SA de CV "O"* (Provider of financial services)	1,467,600	3,643,456
Grupo Televisa SA de CV (GDR)* (Operator of broadcasting business in Mexico)	190,000	5,785,500
Kimberly-Clark de Mexico SA de CV "A" (Manufacturer of consumer paper products)	4,090,800	11,127,223
Panamerican Beverages, Inc. "A" (Provider of soft drinks)	708,500	11,222,640
Pepsi-Gemex SA "B"* (Provider of soft drinks, snack foods and food services) (b)	6,543,500	1,597,411
Telefonos de Mexico SA de CV "L" (ADR) (Provider of telecommunication services)	929,200	31,648,552
Wal-Mart de Mexico SA de CV "C" (Operator of discount stores)	7,554,100	16,323,934
		149,379,110
Panama 2.4%
Banco Latinoamericano de Exportaciones SA "E" (ADR) (Provider of banking services)	240,000	7,003,200
Peru 0.6%
Union de Cerveceria Backus & Johnston SA "T" (Producer of malted, nonalcoholic and carbonated drinks)	7,061,621	1,847,786
Total Common Stocks (Cost $314,764,030)		283,453,709

	Principal Amount ($)	Value ($)
Repurchase Agreements** 2.6%
Salomon Smith Barney, 2.6% to be repurchased at $7,537,544 on 11/1/2001 (Cost $7,537,000)	7,537,000	7,537,000

Short-Term Investments 1.1%
Federal Home Loan Bank, 2.46%***, 11/1/2001 (Cost $3,403,000)	3,403,000	3,403,000
Total Investment Portfolio - 100.0% (Cost $325,704,030) (a)		294,393,709

* Non-income producing security.
** Repurchase agreements are fully collateralized by U.S. Treasury or government agency securities.
*** Annualized yield at the time of purchase; not a coupon rate
(a) The cost for federal income tax purposes was $327,934,186. At October 31, 2001, net unrealized depreciation for all securities based on tax cost was $33,540,477. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $34,268,664 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $67,809,141.
(b) Securities valued at fair value by management and approved in good faith following procedures approved by the Board of Directors, amounted to $5,350,366 (1.81% of net assets). Their values have been estimated by management in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at October 31, 2001 aggregated $16,570,493. These securities may also have certain restrictions as to resale.
(c) Company is liquidating through 2003. Shares represent Fund's interest in capital reduction commitment of issuer.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2001
Assets
Investments in securities, at value (cost $325,704,030)	$ 294,393,709
Cash	594
Receivable for investments sold	592,461
Dividends receivable	216,301
Interest receivable	544
Receivable for Fund shares sold	466,626
Total assets	295,670,235
Liabilities
Payable for Fund shares redeemed	63,535
Accrued management fee	299,509
Other accrued expenses and payables	161,855
Total liabilities	524,899
Net assets, at value	$ 295,145,336
Net Assets
Net assets consist of: Undistributed net investment income	3,981,843
Net unrealized appreciation (depreciation) on: Investments	(31,310,321)
Foreign currency related transactions	267
Accumulated net realized gain (loss)	(16,658,540)
Paid-in capital	339,132,087
Net assets, at value	$ 295,145,336

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2001 (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($179,254 / 10,302 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 17.40
Class S Net Asset Value, offering and redemption price per share ($294,416,790 / 16,935,062 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 17.39
Class A Net Asset Value and redemption price per share ($547,302 / 31,527 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 17.36
Maximum offering price per share (100 / 94.25 of $17.36)	$ 18.42
Class B
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($1,069 / 61.72 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 17.32
Class C
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($921 / 53.3 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 17.28

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2001
Investment Income
Income: Dividends (net of foreign taxes withheld of $644,966)	$ 11,487,348
Interest	744,668
Total Income	12,232,016
Expenses: Management fee	4,721,480
Administrative fee	2,461,016
Distribution service fees	92
Directors' fees and expenses	8,916
Other	24,103
Total expenses	7,215,607
Net investment income (loss)	5,016,409
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(15,363,101)
Foreign currency related transactions (including CPMF tax of $51,678)	(401,438)
(15,764,539)
Net unrealized appreciation (depreciation) during the period on: Investments	(55,761,057)
Foreign currency related transactions	8,132
(55,752,925)
Net gain (loss) on investment transactions	(71,517,464)
Net increase (decrease) in net assets resulting from operations	$ (66,501,055)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2001	2000
Operations: Net investment income (loss)	$ 5,016,409	$ 4,026,628
Net realized gain (loss) on investment transactions	(15,764,539)	54,212,373
Net unrealized appreciation (depreciation) on investment transactions during the period	(55,752,925)	12,694,936
Net increase (decrease) in net assets resulting from operations	(66,501,055)	70,933,937
Distributions to shareholders from: Net investment income: Class AARP	(355)	-
Class S	(3,252,624)	(1,108,570)
Net realized gains: Class AARP	(2,933)	-
Class S	(26,901,611)	-
Fund share transactions: Proceeds from shares sold	90,742,597	204,140,220
Reinvestment of distributions	28,778,359	1,045,242
Cost of shares redeemed	(149,881,820)	(301,807,848)
Net increase (decrease) in net assets from Fund share transactions	(30,360,864)	(96,622,386)
Increase (decrease) in net assets	(127,019,442)	(26,797,019)
Net assets at beginning of period	422,164,778	448,961,797
Net assets at end of period (including undistributed net investment income of $3,981,843 and $2,584,768, respectively)	$ 295,145,336	$ 422,164,778

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP

Years Ended October 31,	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 22.75	$ 23.51
Income (loss) from investment operations: Net investment income (loss)[b]	.27	(.03)
Net realized and unrealized gain (loss) on investment transactions	(3.95)	(.73)
Total from investment operations	(3.68)	(.76)
Less distributions from: Net investment income	(.18)	-
Net realized gains on investment transactions	(1.49)	-
Total distributions	(1.67)	-
Net asset value, end of period	$ 17.40	$ 22.75
Total Return (%)	(17.08)	(3.23)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.18	.02
Ratio of expenses (%)	1.90	1.91*
Ratio of net investment income (loss) (%)	1.33	(.15)**
Portfolio turnover rate (%)	20	42

a For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.
b Based on average shares outstanding during the period.
* Annualized
** Not annualized

Class S

Years Ended October 31,	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 22.74	$ 19.95	$ 19.02	$ 25.12	$ 20.63
Income (loss) from investment operations:
Net investment income (loss)[a]	.27	.20[b]	.31	.34	.26
Net realized and unrealized gain (loss) on investment transactions	(3.95)	2.64	1.63	(5.05)	4.49
Total from investment operations	(3.68)	2.84	1.94	(4.71)	4.75
Less distributions from: Net investment income	(.18)	(.05)	(.37)	(.25)	(.26)
Net realized gains on investment transactions	(1.49)	-	(.64)	(1.14)	-
Total distributions	(1.67)	(.05)	(1.01)	(1.39)	(.26)
Net asset value, end of period	$ 17.39	$ 22.74	$ 19.95	$ 19.02	$ 25.12
Total Return (%)	(17.08)	14.15	10.97	(20.23)	23.25
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	294	422	449	504	883
Ratio of expenses before expense reductions (%)	1.90	1.80[c]	1.96	1.87	1.89
Ratio of expenses after expense reductions (%)	1.90	1.79[c]	1.96	1.87	1.89
Ratio of net investment income (loss) (%)	1.33	.80	1.61	1.45	.98
Portfolio turnover rate (%)	20	42	48	44	42

a Based on average shares outstanding during the period.
b Net investment income per share includes non-recurring dividend income of $.05 per share.
c The ratios of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 before and after expense reductions were 1.79% and 1.79%, respectively.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Latin America Fund (the "Fund") is a non-diversified series of Scudder International Fund, Inc., (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares. On May 29, 2001, the Fund commenced offering Class A, B and C shares. These classes of shares provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S Shares of the Fund are generally not available to new investors. Certain detailed information for the Class A, B and C shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Forward Currency Exchange Contracts. A forward currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $14,429,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009, the expiration date, whichever occurs first.

The Fund was subject to a 0.30% Contribuicao Provisoria sobre Movimentacao Financiera (CPMF) tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market until March 17, 2001. Effective March 18, 2001, the CPMF tax is 0.38%.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Other expenses in the Statement of Operations include ordinary changes of estimates in certain expenses.

B. Purchases and Sales of Securities

During the year ended October 31, 2001, purchases and sales (excluding short-term investments) of investment securities aggregated $73,037,168 and $119,622,705, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor"), formerly Scudder Kemper Investments, Inc., the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.25% of the first $1,000,000,000 of the Fund's average daily net assets and 1.15% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended October 31, 2001, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 1.25% of the Fund's average daily net assets.

On September 24, 2001, Deutsche Bank and Zurich Financial Services, parent company of ZSI, the investment manager for the Fund, announced that they have signed an agreement in principle under which Deutsche Bank will acquire 100% of ZSI. The agreement in principle does not include ZSI's Threadneedle Investments in the U.K., which will be retained by Zurich Financial Services. On December 4, 2001, a definitive agreement was signed and the transaction is expected to be completed, pending regulatory and shareholder approval and satisfaction of other conditions, in the first half of 2002.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), ZSI provides, or pays others to provide, substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.65%, 0.65%, 0.675%, 0.725% and 0.70% of average daily net assets for Class AARP, S, A, B and C shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with ZSI, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of ZSI, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of ZSI, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, also a subsidiary of ZSI, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of ZSI, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with ZSI, provide certain services (i.e., custody, legal, audit) to the Fund under the Administrative Agreement. ZSI pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the year ended October 31, 2001, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at October 31, 2001
Class AARP	$ 943	$ 99
Class S	2,459,838	147,717
Class A	229	178
Class B	3	1
Class C	3	-
	$ 2,461,016	$ 147,995

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), formerly Kemper Distributors, Inc., a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the period May 29, 2001 (commencement of sales) through October 31, 2001, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2001
Class B	$ 3	$ 1
Class C	3	1
	$ 6	$ 2

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of shareholder accounts the firms service. For the period May 29, 2001 (commencement of sales) through October 31, 2001, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2001
Class A	$ 84	$ 66
Class B	1	-
Class C	1	-
	$ 86	$ 66

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. The fund had no underwriting commissions retained by SDI in connection with the distribution of Class A shares for the period May 29, 2001 (commencement of sales) through October 31, 2001.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. There was no CDSC for the period May 29, 2001 (commencement of sales) to October 31, 2001 for Class B and C shares.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor an annual retainer, plus specified amounts for attended board and committee meetings.

Other Related Parties. AARP through its affiliates, monitors and approves the AARP Investment Program from ZSI. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by ZSI. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States of America.

E. Line of Credit

The Fund and several other affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2001		Year Ended October 31, 2000
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	15,763	$ 333,323	1,438*	$ 33,844*
Class S	4,079,061	87,227,897	8,340,107	204,106,376
Class A**	183,611	3,134,220	-	-
Class B**	64	1,317	-	-
Class C**	2,604	45,840	-	-
		$ 90,742,597		$ 204,140,220
Shares issued to shareholders in reinvestment of distributions
Class AARP	165	$ 3,271	-	$ -
Class S	1,451,802	28,775,088	41,379	1,045,242
		$ 28,778,359		$ 1,045,242
Shares redeemed
Class AARP	(6,586)	$ (132,330)	(478)*	$ (10,882)*
Class S	(7,158,818)	(147,115,447)	(12,318,111)	(301,796,966)
Class A**	(152,084)	(2,589,343)	-	-
Class B**	(2)	(44)	-	-
Class C**	(2,551)	(44,656)	-	-
		$ (149,881,820)		$ (301,807,848)
Net increase (decrease)
Class AARP	9,342	$ 204,264	960*	$ 22,962*
Class S	(1,627,955)	(31,112,462)	(3,936,625)	(96,645,348)
Class A**	31,527	544,877	-	-
Class B**	62	1,273	-	-
Class C**	53	1,184	-	-
		$ (30,360,864)		$ (96,622,386)

* For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.
** For the period from May 29, 2001 (commencement of sales of Class A, B and C shares) to October 31, 2001.

G. Subsequent Event

On December 14, 2001, the Fund acquired all the net assets of The Argentina Fund, Inc. pursuant to an agreement and plan of reorganization approved by that fund's shareholders on October 16, 2001. The acquisition was accomplished by a tax-free exchange of 4,008,798 Class M shares for the 9,302,807 outstanding shares of The Argentina Fund, Inc. on December 14, 2001. Class M shares were especially designed for the shareholders of The Argentina Fund, Inc. The Argentina Fund, Inc.'s net assets at that date ($75,969,020), including $42,930 of unrealized depreciation, were combined with those of the Fund. Costs incurred in connection with the acquisition were shared by The Argentina Fund, Inc. and the Advisor. The aggregate net assets of the Fund immediately before the acquisition were $321,145,966. The combined net assets of the Fund immediately following the acquisition were $397,114,986.

Report of Independent Accountants

To the Board of Directors of Scudder International Fund, Inc. and the Shareholders of Scudder Latin America Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights included herein, present fairly, in all material respects, the financial position of Scudder Latin America Fund (the "Fund") at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights of the classes presented for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights presented (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts PricewaterhouseCoopers LLP
December 7, 2001, except for Note G,
as to which the date is
December 17, 2001

Tax Information (Unaudited)

The Fund paid distributions of $1.49 per share from net long-term capital gains during its year ended October 31, 2001, of which 100% represents 20% rate gains.

The Fund paid foreign taxes of $644,966 and earned $5,115,224 of foreign source income during the year ended October 31, 2001. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.04 per share as foreign taxes paid and $0.30 per share as income earned from foreign sources for the year ended October 31, 2001.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Officers and Directors

Linda C. Coughlin*
President and Director
Henry P. Becton, Jr.
Director; President, WGBH Educational Foundation
Dawn-Marie Driscoll
Director; President, Driscoll Associates; Executive Fellow, Center for Business Ethics, Bentley College
Edgar R. Fiedler
Director; Senior Fellow and Economic Counsellor, The Conference Board, Inc.
Keith R. Fox
Director; General Partner, The Exeter Group of Funds
Jean Gleason Stromberg
Director; Consultant
Jean C. Tempel
Director; Managing Director, First Light Capital, LLC
Steven Zaleznick
Director; President and Chief Executive Officer, AARP Services, Inc.
Thomas V. Bruns*
Vice President
Irene T. Cheng*
Vice President
Joyce E. Cornell*
Vice President
Carol L. Franklin*
Vice President
William F. Glavin, Jr.*
Vice President
Joan Gregory*
Vice President
James E. Masur*
Vice President
Paul H. Rogers*
Vice President
Peter Sartori*
Vice President
Howard S. Schneider*
Vice President
John Millette*
Vice President and Secretary
Kathryn L. Quirk*
Vice President and Assistant Secretary
John R. Hebble*
Treasurer
Thomas Lally*
Assistant Treasurer
Brenda Lyons*
Assistant Treasurer
Caroline Pearson*
Assistant Secretary

* Zurich Scudder Investments, Inc.

Investment Products and Services

Scudder Funds
Core
Scudder Balanced Fund
Scudder Growth and Income Fund
Scudder S&P 500 Index Fund
Scudder Select 500 Fund
Scudder Small Company Stock Fund
Growth
Scudder 21st Century Growth Fund
Scudder Capital Growth Fund
Scudder Development Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
Value
Scudder Dividend & Growth Fund
Scudder Large Company Value Fund
Scudder Small Company Value Fund*
Sector
Scudder Gold Fund
Scudder Health Care Fund
Scudder Technology Innovation Fund
Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Latin America Fund
Scudder Pacific Opportunities Fund
The Japan Fund, Inc.*
Income
Scudder GNMA Fund
Scudder High-Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Tax-Free Income
Scudder California Tax-Free Income Fund*
Scudder High-Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund*
Money Market
Scudder Cash Investment Trust
Scudder Money Market Series:
Prime Reserve Shares
Premium Shares
Managed Shares
Scudder Tax-Free Money Fund
Scudder U.S. Treasury Money Fund

* Class S shares only

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Argentina Fund, Inc.
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
Scudder Municipal Income Trust

Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources

For shareholders of Scudder funds including those in the AARP Investment Program

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Scudder Class S Shareholders:
Call SAILTM - 1-800-343-2890
AARP Investment Program Shareholders:
Call Easy-Access Line - 1-800-631-4636
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
Scudder Class S Shareholders -
myScudder.com
AARP Investment Program Shareholders -
aarp.scudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

For more information about these services	Scudder Class S Shareholders: Call a Scudder representative at 1-800-SCUDDER AARP Investment Program Shareholders: Call an AARP Investment Program representative at 1-800-253-2277
Please address all written correspondence to	For Scudder Class S Shareholders:
Scudder Investments
PO Box 219669
Kansas City, MO
64121-9669
For AARP Investment Program Shareholders:
AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO
64121-9735

Notes